CONSENT OF WELCH, ROBERTS & AMBURN, LLP, INDEPENDENT AUDITORS


     We consent to the incorporation by reference in this registration statement of Rainwire Partners, Inc. on Form S-8 of our report dated March 31, 2000 appearing in the Company's 10-KSB filed on April 10, 2000 (No. 0-23892) pursuant to Rule 424(b) under the Securities Act of 1933.

                                               /s/ WELCH, ROBERTS & AMBURN, LLP
                                                   ----------------------------
                                                   WELCH, ROBERTS & AMBURN, LLP

Charleston, South Carolina

November 14, 2000